Exhibit 99.1

STERIS Announces Definitive Agreement to Acquire Cantel Medical

•	Complementary to STERIS’s product and service portfolio, focused on infection prevention
•	Extends STERIS’s reach to Dental Customers
•	$110 million in expected EBIT synergies by year four
•	Accretive to adjusted earnings per diluted share in year one
•	Conference call with STERIS and Cantel management today at 8:00 a.m. ET

DUBLIN, IRELAND and LITTLE FALLS, N.J. – (January 12, 2021) – STERIS plc (NYSE: STE) (“STERIS” or the “Company”) and Cantel Medical Corp (NYSE: CMD) (“Cantel”) today announced that STERIS has signed a definitive agreement to acquire Cantel, through a U.S. subsidiary. Cantel is a global provider of infection prevention products and services primarily to endoscopy and dental Customers. Under the terms of the agreement, STERIS will acquire Cantel in a cash and stock transaction valued at $84.66 per Cantel common share, based on STERIS’s closing share price of $200.46 on January 11, 2021. This represents a total equity value of approximately $3.6 billion and a total enterprise value of approximately $4.6 billion, including Cantel’s net debt and convertible notes. The agreement has been unanimously approved by the Boards of Directors of both companies.

“We have long appreciated Cantel, which is a natural complement and extension to STERIS’s product and service offerings, global reach and Customers,” said Walt Rosebrough, President and Chief Executive Officer of STERIS. “Our companies share a similar focus on infection prevention across a range of healthcare Customers. Combined, we will offer a broader set of Customers a more diversified selection of infection prevention and procedural products and services. We welcome the people of Cantel to the STERIS team and firmly believe we will create greater value for our Customers and shareholders together.”

Charles M. Diker, Chairman of the Cantel Board of Directors, has separately entered into a voting support agreement along with certain other entities collectively holding approximately 10% of Cantel’s outstanding shares. Mr. Diker said, “We are pleased to reach this agreement with STERIS, which is the culmination of a robust process to achieve an outcome that allows Cantel shareholders to participate in the significant upside of the combined company, while also providing them with immediate cash value. Together with STERIS, we believe the value opportunity is compelling, both today and in a post-COVID world, as the combined company will have the scale, breadth and depth to unlock substantial value that will drive further benefits for Cantel shareholders, Customers and all stakeholders.”

“We believe Cantel and STERIS are a perfect strategic fit, and this combination is a natural next step for our company, enabling us to accelerate progress on our Cantel 2.0 initiatives and drive enhanced value for shareholders and the healthcare providers and systems we support,” said George Fotiades, CEO of Cantel. “The last year has demonstrated more than ever the importance of innovative and comprehensive infection prevention and control solutions that protect healthcare providers and patients. Together with STERIS, we will be able to provide a more extensive and innovative suite of offerings to our Customers around the world. Importantly, STERIS recognizes that our proven and talented team is the foundation of Cantel’s success and we look forward to working collaboratively to bring our two organizations together.”

This transaction brings together STERIS’s and Cantel’s franchises to create a stronger global business serving a broader set of Customers. Cantel’s largest business, its Medical portfolio, will strengthen and expand STERIS’s Endoscopy offerings, adding a full suite of high-level disinfection consumables, capital equipment and services, as well as additional single-use accessories. Cantel’s Dental business extends STERIS into a new Customer segment where there is an increasing focus on infection prevention protocols and processes. Annual revenue for Cantel in its recent fiscal year ended July 31, 2020, was approximately $1 billion, with adjusted EBIT of approximately $134 million.

Financial Highlights and Transaction Details

The companies expect to realize annualized pre-tax cost synergies of approximately $110 million by the fourth fiscal year following the close, with approximately 50% achieved in the first two years. Cost synergies are expected to be primarily driven by cost reductions in redundant public company and back-office overhead, commercial integration, product manufacturing, and service operations.

Under the terms of the agreement, Cantel common stockholders will receive approximately $16.93 in cash and 0.33787 of a STERIS ordinary share, or a total of value of approximately $84.66 per Cantel common share based on STERIS's closing share price of $200.46 on January 11, 2021. The transaction is anticipated to close by the end of STERIS’s first quarter of fiscal 2022 (ending June 30, 2021), pending customary closing conditions including receipt of regulatory approvals and approval by Cantel stockholders.

STERIS expects to fund the cash portion of the transaction consideration and repay a significant amount of Cantel’s existing debt with approximately $2.0 billion of new debt and has obtained fully committed bridge financing.

Conference Call

Management from both companies will host a conference call at 8:00 a.m. ET today. The conference call can be heard live online at steris-ir.com or via phone by dialing 1-833-535-2199 in the United States or 1-412-902-6776 internationally, then asking to join the conference call for STERIS plc.

For those unable to listen to the conference call live, a replay will be available by 12:00 p.m. ET today, either online at steris-ir.com or via phone. To access the replay of the call, please use the access code 10151379 and dial 1-877-344-7529 in the United States or 1-412-317-0088 internationally.

Advisors

Guggenheim Securities is serving as financial advisor to STERIS and Jones Day is serving as legal counsel. JPMorgan Chase Bank, N.A., served as sole lead arranger and bookrunner in respect of the bridge financing. Centerview Partners LLC is serving as exclusive financial advisor to Cantel and Wachtell, Lipton, Rosen & Katz is serving as legal counsel.

About STERIS

STERIS’s MISSION IS TO HELP OUR CUSTOMERS CREATE A HEALTHIER AND SAFER WORLD by providing innovative healthcare and life science product and service solutions around the globe. For more information, visit www.steris.com.

About Cantel

Cantel is a leading global company dedicated to delivering innovative infection prevention products and services for patients, caregivers, and other healthcare providers which improve outcomes, enhance safety and help save lives. Cantel’s products include specialized medical device reprocessing systems for endoscopy and renal dialysis, advanced water purification equipment, sterilants, disinfectants and cleaners, sterility assurance monitoring products for hospitals and dental clinics, disposable infection control products primarily for dental and GI endoscopy markets, instruments and instrument reprocessing workflow systems serving the dental industry, dialysate concentrates, hollow fiber membrane filtration and separation products. Additionally, Cantel provides technical service for its products. For further information, visit the Cantel website at www.cantelmedical.com.

STERIS Investor Contact:

Julie Winter, Vice President, Investor Relations and Corporate Communications

Julie_Winter@steris.com

+1 440 392 7245

STERIS Media Contact:

Stephen Norton, Senior Director, Corporate Communications

Stephen_Norton@steris.com

+1 440 392 7482

Cantel Investor Contact:

Matthew Micowski, VP, FP&A and Investor Relations

mmicowski@cantelmedical.com

+1 973 774 7455

Cantel Media Contact:

Joele Frank, Wilkinson Brimmer Katcher
Jim Golden / Nick Lamplough / Joseph Sala / Lucas Pers
+1 212 355 4449

Non-GAAP Financial Measures

Adjusted EBIT is a non-GAAP measure that may be used from time to time and should not be considered a replacement for GAAP results. Adjusted EBIT is defined as Earnings Before Interest and Taxes excluding certain non-GAAP adjustments. The types of adjustments that are excluded include: (i) amortization of purchased intangible assets, (ii) acquisition-related items, (iii) business optimization and restructuring-related charges, (iv) other significant items management deems irregular or non-operating in nature. Adjusted EBIT is used when evaluating operating performance because management believes the exclusion of such adjustments, of which a significant portion are non-cash items, is necessary to provide the most accurate measure of on-going core operations. Further information can be found in the Annual Report on Form 10-K of Cantel.

The Non-GAAP financial measure is presented in this release with the intent of providing greater transparency to supplemental financial information used by management and the Board of Directors in their financial analysis and operational decision making. This amount is disclosed so that the reader has the same financial data that management uses with the belief that it will assist investors and other readers in making comparisons to our historical operating results and analyzing the underlying performance of our operations for the periods presented. The Company believes that the presentation of this non-GAAP financial measure, when considered along with our GAAP financial measures, provides a more complete understanding of the factors and trends affecting our business than could be obtained absent this disclosure.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. This adjusted financial measure should not be considered in isolation or as a substitute for operating income or net earnings, the most directly comparable GAAP financial measures. This non-GAAP financial measure is an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliation to corresponding GAAP financial measures below, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This communication contains forward-looking statements within the meaning of the federal securities laws about STERIS, Cantel and the proposed transaction. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on our respective management’s current expectations, estimates or forecasts about our businesses, the industries in which we operate and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances. Readers of this communication should understand that these statements are not guarantees of performance or results. Many important factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this communication. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or Cantel’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, STERIS and Cantel do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

• the failure to obtain Cantel stockholder approval of the proposed transaction;

• the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the proposed transaction;

• delay in closing the proposed transaction or the possibility of non-consummation of the proposed transaction;

• the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated;

• the occurrence of any event that could give rise to termination of the merger agreement;

• the risk that shareholder/stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transactions or result in significant costs of defense, indemnification and liability;

• risks related to the disruption of the proposed transaction to STERIS, Cantel and our respective managements;

• risks relating to the value of the STERIS shares to be issued in the transaction;

• the effect of announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties;

• the impact of the COVID-19 pandemic on STERIS’s or Cantel’s operations, performance, results, prospects, or value;

• STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”);

• operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation;

• STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated;

• changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes;

• the potential for increased pressure on pricing or costs that leads to erosion of profit margins;

• the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated;

• the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warning notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/or marketing of existing products or services or otherwise affect STERIS’s or Cantel’s performance, results, prospects or value;

• the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs;

• the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Cantel’s products and services;

•the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services;

• the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s and Cantel’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s and Cantel’s respective Annual Reports on Form 10-K for the year ended March 31, 2020 and July 31, 2020, respectively, and other securities filings, may adversely impact STERIS’s and/or Cantel’s performance, results, prospects or value;

• the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and STERIS’s ability to respond to such impacts;

• the impact on STERIS, Cantel and their respective operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto;

• the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated;

• the effects of contractions in credit availability, as well as the ability of STERIS’s and Cantel’s Customers and suppliers to adequately access the credit markets when needed;

• STERIS’s ability to complete the acquisition of Cantel, including the fulfillment of closing conditions and obtaining financing, on terms satisfactory to STERIS or at all; and

• other risks described in STERIS’s and Cantel’s respective most recent Annual Reports on Form 10-K and other reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained in this communication.

No Offer or Solicitation

This announcement is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, STERIS will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF STERIS AND CANTEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Cantel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Cantel at its website, www.cantelmedical.com, or by contacting Cantel’s Investor Relations Department at (973) 890-7220, or from STERIS at its website, www.steris.com, or by contacting STERIS’s Investor Relations Department at (440) 392-7245.

Participants in Solicitation

STERIS, Cantel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning STERIS’s participants is set forth in the proxy statement, filed June 5, 2020, for STERIS’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning Cantel’s participants is set forth in the proxy statement, filed November 18, 2020, for Cantel’s 2020 annual meeting of stockholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.